AIG Multi-Asset Allocation Fund
CLASS A: FASAX   |   CLASS B: FMABX   |   CLASS C: FMATX

Summary Prospectus
February 28, 2020
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 28, 2020, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling 1-800-858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 1-800-858-8850 or contacting your financial intermediary directly.
You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 1-800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT GOAL

The investment goal of the AIG Multi-Asset Allocation Fund (the “Fund”) is growth of capital.
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information — Sales Charge Reductions and Waivers” section on page 18 of the Fund’s Prospectus, in the “Financial Intermediary — Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 93 of the Fund’s statement of additional information (“SAI”).

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	—	0.65%	0.65%
Other Expenses	0.12%	0.24%	0.20%
Acquired Fund Fees and Expenses	1.38%	1.38%	1.38%
Total Annual Fund Operating Expenses(2)	1.60%	2.37%	2.33%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 17 of the Prospectus for more information about the CDSCs.
(2)	The Total Annual Fund Operating Expenses for the Class A, Class B and Class C shares do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table which reflects the operating expenses of each class and does not include Acquired Fund Fees and Expenses.
EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AIG Multi-Asset Allocation Fund
Class A Shares	$728	$1,051	$1,396	$2,366
Class B Shares	$640	$1,039	$1,465	$2,515
Class C Shares	$336	$ 727	$1,245	$2,666
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
AIG Multi-Asset Allocation Fund
Class A Shares	$728	$1,051	$1,396	$2,366
Class B Shares	$240	$ 739	$1,265	$2,515
Class C Shares	$236	$ 727	$1,245	$2,666
PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategy is a fund of funds strategy focusing in equities and fixed-income securities. A fund of funds strategy is an investment strategy in which the assets of a fund are invested in shares of other mutual funds. A fund of funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make the selection.
The principal investment technique of the Fund is allocation of assets among a combination of AIG funds that invest in equity and fixed-income securities. The Fund may also invest in the AIG Commodity Strategy Fund, which is categorized as “commodity strategy,” and the AIG Income Explorer Fund, which is categorized as “global strategy,” in the projected asset allocation ranges below. In addition, the Fund may invest in any other affiliated AIG fund, including the AIG Government Money Market Fund. The Fund may also invest in exchange-traded funds (“ETFs”), although the portfolio managers will generally only invest in ETFs to obtain exposure to a particular asset class when there is no AIG fund option available. The AIG funds in which the Fund may invest are referred to herein as the “Underlying AIG Funds” and together with the ETFs as the “Underlying Funds.”
The following chart reflects the projected asset allocations under normal market conditions for the Fund (as invested through the Underlying Funds). In connection with these allocations, SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) will generally allocate approximately 10% of the Fund among nine different asset classes or investment styles—i.e., five “domestic equity” asset classes or investment styles, as further described below, and approximately 20% in the fixed-income asset class and approximately 10% each in the foreign equity, commodity strategy and global strategies asset classes. The asset classes within the “Domestic Equity Securities” category are expected to include allocations among large-cap and small-cap equity funds with various investment styles (i.e., funds that follow a growth, value or blended investment philosophy).
Domestic Equity Securities	50%
Foreign Equity Securities	10%
Fixed-Income Securities	20%
Commodity Strategy	10%
Global Strategy	10%
The Adviser rebalances the Fund on an ongoing basis using cash flows. In addition, under normal market conditions, the Adviser will rebalance the Underlying AIG Funds of the Fund quarterly through exchanges, if necessary. However, the Adviser reserves the right to rebalance the Fund through exchanges at any time the Adviser deems such rebalancing to be appropriate.
For more complete information about the investment strategies and techniques of the Underlying Funds in which the Fund currently intends to invest, see “Information About the Underlying Funds” on page 30. The Adviser may change the particular Underlying Funds from time to time without notice to investors.
The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval.
PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Fund:
Active Trading Risk. Certain Underlying Funds may engage in active trading of their portfolio securities. Because the Underlying Funds may sell a security without regard to how long they have held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Underlying Fund and which will affect the Underlying Funds’ and the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.
Affiliated Fund Risk. In managing the Fund, the Adviser will have the authority to allocate and reallocate the Fund’s assets among the Underlying Funds. The Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among the various Underlying AIG Funds because the fees payable to it by some of the Underlying AIG Funds are higher than the fees payable by other Underlying AIG Funds and because the Adviser is also responsible for managing the Underlying AIG Funds. However, the Adviser has a fiduciary duty to act in the Fund’s best interests when selecting the Underlying Funds, including the Underlying AIG Funds.
Bond Market Volatility and Interest Rate Fluctuations Risk. The Fund is subject to the risks to which the Underlying Funds that invest in bonds and other fixed income securities are exposed, such as that an issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations (credit quality risk). In addition, as with the Underlying Funds that invest in bonds and other fixed income securities, the Fund’s share prices can be negatively affected when interest rates rise and are subject to the risk that bond markets could go up or down (sometimes dramatically). These risks are expected to increase as the Fund’s allocation to Underlying Funds that invest in bonds and other fixed income securities increases. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of recent and potential government fiscal policy initiatives and resulting market reaction to those initiatives.
Disciplined Strategy Risk. Certain Underlying AIG Funds or portions thereof will not deviate from their strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If these Underlying AIG Funds or portions thereof are committed to a strategy that is unsuccessful, these Underlying AIG Funds will not meet their investment goals. Because these Underlying AIG Funds or portions thereof generally will not use certain techniques available to other mutual funds to reduce stock market exposure (e.g., derivatives), these Underlying AIG Funds may be more susceptible to general market declines than other mutual funds.
Exchange-Traded Funds Risk. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF typically represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. However, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or a discount to its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. To the extent that the Fund invests in an ETF, the Fund will indirectly bear its proportionate share of the management and other expenses that are charged by the ETF in addition to the expenses paid by the Fund.
Focused Strategy Risk. The performance of certain Underlying AIG Funds or portions thereof may be subject to greater fluctuation since their strategy involves holding a limited number of securities. This type of strategy may increase the risk of these Underlying Funds or portions thereof since the performance of a particular stock may have a larger impact, positively or negatively, on the performance of an Underlying Fund.
Foreign Exposure Risk. The Fund invests in Underlying AIG Funds that invest in foreign securities. Investments in foreign countries are subject to several risks. A principal risk is that fluctuations in the exchange rates between the

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company, and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may have less liquidity, be more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market country.
Management Risk. The Fund is subject to the risk that the Adviser’s selection of the Underlying Funds, and the allocation and reallocation of Fund assets among the Underlying Funds, may not produce the desired result.
Preferred Securities Risk. The Fund invests in Underlying AIG Funds that invest significantly in preferred securities. Preferred securities are subject to bond market volatility, credit risk and interest rate fluctuation risk. In addition, preferred securities are subordinated to other securities in the issuer’s capital structure and are subject to the risk that the issuer will fail to make dividends or other distributions on the preferred securities when due because other claims on the issuer’s assets take priority. Preferred securities may have less liquidity than many other types of securities or may be subject to the risk of being redeemed prior to their scheduled date.
Prepayment Risk. The Fund invests in Underlying Funds that invest significantly in mortgage-backed securities; this entails the risk that the underlying principal may be “prepaid” at any time. As a result of prepayments, in periods of declining interest rates the Underlying Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Underlying Funds may exhibit price characteristics of longer-term debt securities, and therefore may be more sensitive to changes in interest rates.
Small- and Mid-Market Capitalization Companies Risk. The Fund invests in Underlying Funds that invest in stocks of smaller companies. Stocks of small-cap companies and, to a lesser extent, mid-cap companies may be more volatile than, and not as readily marketable as, those of larger companies.
Stock Market Volatility and Securities Selection Risk. The Fund is subject to the risks to which the Underlying Funds that invest in equity securities are exposed. Therefore, as with an investment in any equity fund, the value of your investment in the Fund may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as the Fund’s allocation to Underlying Funds that invest in equity securities increases. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions (e.g., “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen). In addition, individual securities selected for any of the funds within SunAmerica Series, Inc. may underperform the market generally.
U.S. Government Securities Risk. The Fund invests in Underlying Funds that invest significantly in U.S. government securities. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Risks of Investing in the AIG Commodity Strategy Fund. The Fund, to the extent it invests in the AIG Commodity Strategy Fund (for purposes of the following risks, the “Fund”), is subject to the following additional risks (these risks increase as the Fund’s allocation to the AIG Commodity Strategy Fund increases):
Commodity Exposure Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
Commodity-Linked Derivatives Risk. The commodity-linked derivative instruments in which the Fund invests have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these notes and/or swaps as compared to the index.
Futures Contracts Risk. The risks associated with the Fund’s use of futures contracts include: (i) although the Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (ii) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (iii) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (v) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.
Subsidiary Risk. The AIG Commodity Strategy Fund intends to gain exposure to the commodities markets, in part, through investments in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the “Subsidiary”).By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Subsidiary will be achieved.
The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in a Fund’s Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by SunAmerica and advised by Wellington Management, making it unlikely that the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in a Fund’s Prospectus and the SAI and could adversely affect the Fund.
Derivative Instruments Risk. The AIG Commodity Strategy Fund can use other derivative instruments, such as options, futures and swaps, to seek greater investment returns or to hedge against declines in the value of the AIG Commodity Strategy Fund’s other portfolio investments.There are special risks associated with futures or other derivative instruments and hedging strategies the Fund might use. If the Subadviser uses a future or other derivative instrument at the wrong time or judges market conditions incorrectly, use of a future or other derivative instrument may result in a significant loss to the Fund and reduce the Fund’s return. The Fund could also experience losses if the prices of its futures or other derivative instruments were not properly correlated with its other investments.
Risks of Leverage. Certain derivatives the Fund buys involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses futures and other derivatives for leverage, a shareholder’s investment will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments.
Credit Risk. The commodity-linked swaps, “over-the-counter” options, and fixed income securities the Fund buys are subject to credit risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. If the issuer fails to pay interest, the Fund’s income might be reduced. If the issuer fails to pay principal, the Fund can lose money on the investment, and its share price may fall.
Counterparty Risk. The Fund will be exposed to the credit of the counterparties to derivative contracts and their ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the agreements. In the event of a bankruptcy or insolvency of a counterparty, the Fund could experience delays in liquidating the positions and significant losses, including declines in the value of

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
its investment during the period in which the Fund seeks to enforce its rights, inability to realize any gains on its investment during such period and fees and expenses incurred in enforcing its rights.
Interest Rate Risk. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations is generally greater for debt securities with longer maturities. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effects of recent and potential government fiscal policy initiatives and resulting market reaction to those initiatives. The value of the Fund’s currency and fixed income futures will fluctuate in varying directions and amounts based on the specific types of futures held by the Fund. The Fund’s share price can go up or down when interest rates change because of the effect of the change in the value of the Fund’s portfolio of fixed income securities and currency and fixed income futures.
Illiquid Investments Risk. Certain investments may be difficult or impossible to sell at the time and the price that the Fund would like. In addition, certain derivatives in which the Fund invests are generally not listed on any exchange and the secondary market for those derivatives has less liquidity relative to markets for other securities. Obtaining valuations for those derivatives may be more difficult than obtaining valuations for actively-traded securities. Thus, the value upon disposition on any given derivative may differ from its current valuation.
U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Failure to Match Index Performance Risk. A portion of the AIG Commodity Strategy Fund’s assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the “Index Sleeve”).The ability of the Index Sleeve to match the performance of the Index may be affected by, among other things, changes in securities markets, the way performance of the Index is calculated, changes in the composition of the Index, the amount and timing of cash flows into and out of the Fund, commissions, and portfolio expenses. When the Fund employs an “optimization” strategy, the Index Sleeve is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the Index Sleeve may perform differently than the Index.
Financial Services Risk. Companies in the financial services sector may serve as counterparties to other derivative transactions in which the Fund engages. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate and may impact a company’s creditworthiness or ability to perform under its agreement with the Fund.
Regulatory Risk. Based on the Fund’s and its Subsidiary’s current investment strategies, the Fund and the Subsidiary are each deemed a “commodity pool” and SunAmerica is considered a commodity pool operator (“CPO”) with respect to the Fund and the Subsidiary under the Commodity Exchange Act (the “CEA”). In addition, Wellington Management Company LLP (“Wellington Management”), as subadviser to the Fund and the Subsidiary, is considered a commodity trading adviser (the “CTA”) with respect to the Fund and the Subsidiary. SunAmerica is currently registered with the Commodity Futures Trading Commission (the “CFTC”) as a CPO and is a member of the National Futures Association (the “NFA”) and Wellington Management is registered as a CTA with the CFTC and is a member of the NFA, and each act as such with respect to the operation of the Fund and the Subsidiary. In addition, the CFTC or the Securities and Exchange Commission could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies, which could result in the inability of the Fund to achieve its investment goals through its current strategy.

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
PERFORMANCE INFORMATION

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns, before and after taxes, to those of the Russell 3000® Index, a broad measure of market performance.
Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext. 6003.
AIG MULTI-ASSET ALLOCATION FUND (CLASS A)
During the period shown in the bar chart, the highest return for a quarter was 8.56% (quarter ended March 31, 2019) and the lowest return for a quarter was –11.32% (quarter ended December 31, 2018).
	Average Annual Total Returns (as of the periods ended December 31, 2019)
	Past One Year	Past Five Years	Past Ten Years
Class A	9.14%	3.63%	5.30%
Class B	11.10%	3.82%	5.35%
Class C	14.05%	4.20%	5.25%
Return After Taxes on Distributions (Class A)	7.10%	2.75%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	6.65%	2.64%	4.03%
Russell 3000® Index	31.02%	11.24%	13.42%

(1)	When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

SunAmerica Series, Inc.

AIG Multi-Asset Allocation Fund
Investment Adviser

The Fund’s investment adviser is SunAmerica.
Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Douglas Loeffler, CFA	2015	Lead Portfolio Manager, Senior Vice President at SunAmerica
Manisha Singh, CFA	2017	Co-Portfolio Manager
Purchases and Sales of Fund Shares

A Fund’s initial investment minimums generally are as follows:
Class A, Class B and Class C Shares
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 or $250 to open, depending on your type of account; you must invest at least $25 a month
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25
You may purchase or sell shares of a Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-800-858-8850, by regular mail (AIG Funds, P.O. Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.
TAX INFORMATION

Fund dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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SunAmerica Series, Inc.

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